SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2009 (February 17, 2009)

GENSPERA, INC.
(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9901 IH 10 West, Suite 800
San Antonio, TX 78230
(Address of Principal Executive Offices)

210-477-8537
 (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry Into a Material Definitive Agreement.

5% Convertible Debenture

On February 17, 2009, GenSpera, Inc. (“Company”) entered into a modification with T.R. Winston & Company, LLC (“TRW”) with regard to the Company’s 5% Convertible Debenture issued to TRW in the amount of $163,600 (“Debenture”).  Pursuant to the modification, TRW agreed to extend the maturity date of the Debenture from July 14, 2009 to July 14, 2010.  As consideration for the modification, the Company issued TRW a common stock purchase warrant entitling TRW to purchase 50,000 shares of the Company’s common stock at a per share purchase price of $1.50.  The warrant has a five year term and contains certain anti-dilution provisions requiring the Company to adjust the exercise price and number of shares upon the occurrence of a stock split, stock dividends or stock consolidation.

4% Convertible Promissory Note

On February 17, 2009, GenSpera, Inc. (“Company”) entered into a modification with Craig Dionne, the Company’s Chief Executive Officer and Chairman (“Dionne”) with regard to the Company’s 4% Convertible Promissory Note issued to Dionne in the amount of $35,000 (“Note”).  Pursuant to the modification, Dionne agreed to extend the maturity date of the Note from December 2, 2008 to December 2, 2009.  Dionne had previously waived repayment of the note.  As consideration for the modification, the Company issued Dionne a common stock purchase warrant entitling Dionne to purchase 11,000 shares of the Company’s common stock at a per share purchase price of $1.50.  The warrant has a five year term and contains certain anti-dilution provisions requiring the Company to adjust the exercise price and number of shares upon the occurrence of a stock split, stock dividends or stock consolidation.

The foregoing summaries of the modifications, the Debenture, the Note and the common stock purchase warrant are qualified in their entirety by reference to the full text of each such document, a copy of the form of each is attached hereto as Exhibits 10.01, 10.02, 10.03, 10.04, 10.05 and 10.06 respectively, and each of which is incorporated herein in its entirety by reference.

 Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this current report on Form 8-K  is incorporated herein by reference in its entirety.

Item 3.02.            Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 9.01             Financial Statement and Exhibits.

Incorporated by Reference
Exhibit No.	Description	Filed Herewith	Form	Exhibit No.	File No.	Filing Date
10.01	Form of 5% Convertible Debenture Modification	*

10.02	Form of 4% Convertible Note Modification	*

10.03	Form of 5% Convertible Debenture		S-1	4.12	333-153829	10/03/08

10.04	Form of 4% Convertible Debenture		S-1	4.05	333-153829	10/03/08

10.05	Form of Common Stock Purchase Warrant - T.R. Winston	*

10.06	Form of Common Stock Purchase Warrant - C. Dionne	*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GenSpera, Inc.

By:	/s/ Craig Dionne
Craig Dionne Chief Executive Officer

Dated: February 20, 2009

INDEX OF EXHIBITS

Incorporated by Reference
Exhibit No.	Description	Filed Herewith	Form	Exhibit No.	File No.	Filing Date
10.01	Form of 5% Convertible Debenture Modification	*

10.02	Form of 4% Convertible Note Modification	*

10.03	Form of 5% Convertible Debenture		S-1	4.12	333-153829	10/03/08

10.04	Form of 4% Convertible Debenture		S-1	4.05	333-153829	10/03/08

10.05	Form of Common Stock Purchase Warrant - T.R. Winston	*

10.06	Form of Common Stock Purchase Warrant - C. Dionne	*